SIXTH AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT
THIS SIXTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Sixth Amendment”) is made as of January 19, 2016 (the “Effective Date”), by and among ESSEX PORTFOLIO, L.P., a California limited partnership (“Borrower”), the lenders which are parties hereto (collectively, “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, as administrative agent under the Credit Agreement (in such capacity, “Administrative Agent”) and L/C Issuer.
BACKGROUND
A.Administrative Agent, Lenders, and Borrower entered into that certain Amended and Restated Revolving Credit Agreement, dated as of September 16, 2011, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement, dated as of May 31, 2012, as further amended by that certain Second Amendment to Amended and Restated Revolving Credit Agreement, dated as of August 30, 2012, as further amended by that certain Third Amendment to Amended and Restated Revolving Credit Agreement, dated as of January 22, 2013, as further amended by that certain Fourth Amendment to Amended and Restated Revolving Credit Agreement, dated as of January 29, 2014, and as further amended by that certain Fifth Amendment to Amended and Restated Revolving Credit Agreement, dated as of January 22, 2015 (as so amended, the “Credit Agreement”).
B.Borrower has requested that Lenders and Administrative Agent modify the Credit Agreement (i) to extend the Original Maturity Date; (ii) to replace HSBC Bank USA, N.A. (“HSBC”) as a Lender with Mizuho Bank, Ltd., as a Lender hereunder (the “New Lender”) and to remove Comerica Bank (“Comerica”) as a Lender; (iii) to increase the Commitments of certain existing Lenders under the Credit Agreement, as set forth on Exhibit A attached hereto (collectively, “Existing Lenders” and each, an “Existing Lender”), and (iv) to make certain other modifications to the Credit Agreement. Lenders and Administrative Agent are willing to make such modifications to the Credit Agreement, all on the terms and subject to the conditions herein set forth.
NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:
AGREEMENT
1.Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.
2.Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)The definition of “Original Maturity Date” in Article 1 is hereby amended and restated to read in full as follows:
““Original Maturity Date” means December 31, 2019.”
(b)The definition of “Applicable Committed Loan Margin” in Article 1 is hereby amended and restated to read in full as follows:
““Applicable Committed Loan Margin” means the Applicable LIBOR Committed Loan Margin or the Applicable Reference Rate Committed Loan Margin determined from the following pricing grid based on the current published or private ratings of Guarantor’s senior unsecured long term debt, as provided below:

TIER	GUARANTOR’S SENIOR UNSECURED LONG TERM DEBT RATING	APPLICABLE LIBOR COMMITTED LOAN MARGIN (BPS)	FACILITY FEE (BPS PER ANNUM)	APPLICABLE REFERENCE RATE COMMITTED LOAN MARGIN (BPS)
I	A- and/or A3 or better	82.5	12.5	0
II	BBB+ and/or Baal	90	15	0
III	BBB and/or Baa2	100	20	0
IV	BBB- and/or Baa3	120	25	20
V	Less than BBB- and/or Baa3	155	30	55

Borrower shall provide to Administrative Agent written evidence of the current rating or ratings on Guarantor’s senior unsecured long term debt by any of Moody’s, S&P and/or Fitch, if such rating agency has provided to Guarantor a rating on such senior unsecured long term debt, which evidence shall be reasonably acceptable to Administrative Agent; provided, that, at a minimum, Guarantor must provide such a rating from either Moody’s or S&P. In the event that Guarantor has a rating on its senior unsecured long term debt provided by (a) both Moody’s and S&P, (b) both Moody’s and Fitch, (c) both S&P and Fitch, or (d) each of Moody’s, S&P and Fitch, and there is a difference in rating between such rating agencies, the Applicable Committed Loan Margin shall be based on the higher rating. Changes in the Applicable Committed Loan Margin shall become effective on the first day following the date on which any of Moody’s, S&P or Fitch that has provided Guarantor a rating on Guarantor’s senior unsecured long term debt changes such rating. Borrower shall notify Administrative Agent of any such changes in Guarantor’s senior unsecured long term debt pursuant to and in accordance with Section 6.4(i).”
(c)The definition of “Unencumbered Asset Value” in Article 1 is hereby amended and restated to read in full as follows:
““Unencumbered Asset Value” means, at any time, an amount equal to the sum of the Unencumbered Development Property Value plus the Unencumbered Stabilized Asset Property Value. In the event the sum of (i) the Unencumbered Development Property Value and (ii) the Unencumbered Stabilized Asset Property Value for Unencumbered Stabilized Asset Properties which are Joint Ventures (not including downREIT properties) exceeds 25% of the Unencumbered Asset Value, such excess value shall not be included in the calculation of the Unencumbered Asset Value. For the purposes hereof, “downREIT properties” means any real property which is owned by a Person in which Borrower or its Affiliate is the sole general partner or sole managing member and the third party limited partner in such Person retains economic interests in such Person which mirror ownership interests in Guarantor's common stock.”
(d)To give effect to the removal of HSBC and Comerica as Lenders, the joinder of the New Lender, and the increase in the Commitments of the Existing Lenders, Schedule 1.1 to the Credit Agreement is hereby amended and replaced with Schedule 1.1 attached hereto.
3.Loan Documents. Except where the context clearly requires otherwise, all references to the Credit Agreement in any other Loan Document shall be to the Credit Agreement as amended by this Sixth Amendment.

4.Borrower’s Ratification. Borrower agrees that it has no defenses or set-offs against Lenders or their respective officers, directors, employees, agents or attorneys, with respect to the Loan Documents, all of which are in full force and effect, and that all of the terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. Borrower hereby ratifies and confirms its obligations under the Loan Documents and agrees that the execution and delivery of this Sixth Amendment does not in any way diminish or invalidate any of its obligations thereunder.
5.Guarantor Ratification. Guarantor agrees that it has no defenses or set-offs against Lenders or their respective officers, directors, employees, agents or attorneys, with respect to the Guaranty, which is in full force and effect, and that all of the terms and conditions of the Guaranty not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. Guarantor hereby ratifies and confirms its obligations under the Guaranty and agrees that the execution and delivery of this Sixth Amendment does not in any way diminish or invalidate any of its obligations thereunder.
6.Representations and Warranties. Borrower hereby represents and warrants to Lenders that:
(a)The representations and warranties made in the Credit Agreement, as amended by this Sixth Amendment, are true and correct in all material respects as of the date hereof;
(b)After giving effect to this Sixth Amendment, no Default or Event of Default under the Credit Agreement or the other Loan Documents exists on the date hereof;
(c)This Sixth Amendment and the Notes (as hereinafter defined) has each been duly authorized, executed and delivered by Borrower so as to constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general equitable principles;
(d)The Joinder Pages to this Sixth Amendment have been duly authorized, executed and delivered by Guarantor; and
(e)No material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of Borrower, Guarantor or any of their subsidiaries or Affiliates has occurred since the date of the last financial statements of the afore-mentioned entities which were delivered to Administrative Agent.
All of the above representations and warranties shall survive the making of this Sixth Amendment.
7.Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of Administrative Agent and its counsel, of the following conditions precedent:
(a)Borrower shall have delivered to Administrative Agent the following, all of which shall be in form and substance satisfactory to Administrative Agent and shall be duly completed and executed (as applicable):
(i)This Sixth Amendment and the Additional Note and the Replacement Notes (collectively, the “Notes” and each, a “Note”), as more fully set forth in Section 8 below;
(ii)Evidence that the execution, delivery and performance by Borrower and Guarantor, as the case may be, of this Sixth Amendment and each Note have been duly authorized by Borrower and Guarantor, as the case may be, and that this Sixth Amendment and each Note has been duly executed and delivered by Responsible Officers of Borrower and Guarantor, as the case may be; and
(iii)Such additional documents, certificates, opinions and information as Administrative Agent may require pursuant to the terms hereof or otherwise reasonably request.

(b)The representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects on and as of the date hereof.
(c)After giving effect to this Sixth Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.
(d)Borrower shall have paid to Administrative Agent all costs and expenses of Administrative Agent in connection with preparing and negotiating this Sixth Amendment, including, but not limited to, reasonable attorneys’ fees and costs.
8.Additional Note and Replacement Notes. Concurrently with the execution and delivery of this Sixth Amendment, Borrower shall execute and deliver (i) to each Existing Lender, a replacement Revolving Note in the face amount of the increased Commitment of such Existing Lender as set forth on Exhibit A attached hereto and (ii) to New Lender, a Revolving Note in the face amount of the Commitment of New Lender as set forth on Exhibit A attached hereto, in each case in the form of Exhibit G-1 attached to the Credit Agreement. The replacement Revolving Note to each Existing Lender shall evidence any outstanding Loans of such Existing Lender and upon receipt thereof the existing Revolving Note to such Existing Lender shall be cancelled and returned to Borrower.
9.Joinder by New Lender. Effective on the Effective Date, New Lender hereby joins in and becomes a party to the Credit Agreement with the Commitment set forth opposite its name on Exhibit A attached hereto, agrees to be bound by the provisions of the Credit Agreement and shall have the rights and obligations of a Lender thereunder and under any other document issued in connection therewith. New Lender hereby makes and agrees to be bound by all of the terms and conditions set forth in Section 10.5(b) of the Credit Agreement as if it were an assignee of its Commitment under the provisions of Section 10.5 of the Credit Agreement.
10.Adjusting Payments. As of the Effective Date, Administrative Agent shall notify each Lender as to the adjusting payments, if any, which will be required to be made to the outstanding Loans of each Lender in order to give effect to this Sixth Amendment so that after such adjusting payments are made each Lender’s outstanding Loans evidenced by such Lender’s Revolving Note shall be in an amount equal to its Pro Rata Share of all outstanding Loans. On the Effective Date each Lender agrees to pay to the other Lenders the amounts, if any, specified by Administrative Agent in such notice.
11.Miscellaneous.
(a)All terms, conditions, provisions and covenants in the Loan Documents and all other documents delivered to Administrative Agent in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Sixth Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other document executed in connection therewith, the terms and provisions hereof shall control.
(b)Except as expressly provided herein, the execution, delivery and effectiveness of this Sixth Amendment shall neither operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under any of the Loan Documents nor constitute a waiver of any Default or Event of Default thereunder.
(c)This Sixth Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.
(d)In the event any provisions of this Sixth Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.
(e)This Sixth Amendment shall be governed by and construed according to the laws of the State of California, without giving effect to any of its choice of law rules.
(f)This Sixth Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts,

each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
(g)The headings used in this Sixth Amendment are for convenience of reference only, do not form a part of this Sixth Amendment and shall not affect in any way the meaning or interpretation of this Sixth Amendment.
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IN WITNESS WHEREOF, Borrower, Administrative Agent and Lenders have caused this Sixth Amendment to be executed by their duly authorized officers as of the date first above written.
ESSEX PORTFOLIO, L.P.,
a California limited partnership

BY:	ESSEX PROPERTY TRUST, INC.,
a Maryland corporation, its general partner

By:/s/ Jordan Ritter
Name: Jordan Ritter
Title: Senior Vice President

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[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:/s/ Nicolas Zitelli
Nicolas Zitelli, Senior Vice President

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[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as L/C Issuer, Swing Line Lender and Lender

By:/s/ Nicolas Zitelli
Nicolas Zitelli, Senior Vice President

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MUFG UNION BANK, N.A.,
as Lender

By:/s/ Thomas E Little
Name: Thomas E Little
Title: Director

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US BANK, NATIONAL ASSOCIATION,
as Lender

By:/s/ Michael F. Diemer
Name: Michael F. Diemer
Title: Vice President

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[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement]

Capital One, N.A.,
(successor by merger to Chevy Chase Bank, F.S.B.), as Lender

By: _/s/ Ashish Tandon______________________________
Name: Ashish Tandon
Title: Vice President

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BANK OF THE WEST,
as Lender

By:/s/ Michael Pavao
Name: Michael Pavao
Title: Vice President

By:/s/ Benjamin Arroyo
Name: Benjamin Arroyo
Title: Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By:/s/ Ricky Nahal
Name: Ricky Nahal
Title: Vice President

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BANK OF MONTREAL, as Lender

By:/s/ Kieth M. Fennel
Name: Keith M. Fennel
Title: Vice President

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CITIBANK, N.A., as Lender

By:/s/ John Rowland
Name: John Rowland
Title: Vice President

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MIZUHO BANK, LTD., as Lender

By:/s/ John Davies
Name: John Davies
Title: Authorized Signatory

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JPMORGAN CHASE BANK, N.A., as Lender

By:/s/ Elizabeth Johnson
Name: Elizabeth Johnson
Title: Executive Director

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CITY NATIONAL BANK, a national banking association,
as Lender

By:/s/ Charles J. McGann
Charles J. McGann
SVP

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REGIONS BANK, as Lender

By:/s/ Paul E. Burgan
Name: Paul E. Burgan
Title: Vice President

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Branch Banking and Trust Company, as Lender

By:/s/ Ahaz Armstrong
Name: Ahaz Armstrong
Title: Vice Preseident

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JOINDER PAGE
Essex Property Trust, Inc., a Maryland corporation, as the “Guarantor” under the Credit Agreement hereby joins in the execution of this Sixth Amendment to make the affirmations set forth in Section 5 of this Sixth Amendment and to evidence its agreement to be bound by the terms and conditions of this Sixth Amendment applicable to it. The party executing this Joinder Page on behalf of Guarantor has the requisite power and authority, and has been duly authorized, to execute this Joinder Page on behalf of Guarantor.

ESSEX PROPERTY TRUST, INC.,
a Maryland corporation, as Guarantor

By:/s/ Jordan Ritter
Name: Jordan Ritter
Title: Senior Vice President

EXHIBIT A TO SIXTH AMENDMENT
EXISTING LENDERS

Existing Lenders	Original Commitment	Increased Commitment
PNC Bank, National Association	$115,000,000	$125,000,000
Branch Banking and Trust Company	$30,000,000	$50,000,000

NEW LENDER

New Lender	Commitment
Mizuho Bank, Ltd.	$50,000,000

SCHEDULE 1.1 TO CREDIT AGREEMENT
LENDERS’ NAMES, COMMITMENTS AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share

PNC Bank, National Association	$125,000,000	12.5000000%
Bank of West	$65,000,000	6.5000000%
Capital One, N.A.	$50,000,000	5.0000000%
Mizuho Bank, Ltd.	$50,000,000	5.0000000%
US Bank, National Association	$115,000,000	11.5000000%
Union Bank, N.A.	$115,000,000	11.5000000%
Wells Fargo, National Association	$100,000,000	10.0000000%
Bank of Montreal	$50,000,000	5.0000000%
Citibank, N.A.	$100,000,000	10.0000000%
JPMorgan Chase Bank, N.A.	$100,000,000	10.0000000%
Branch Banking and Trust Company	$50,000,000	5.0000000%
City National Bank	$30,000,000	3.0000000%
Regions Bank	$50,000,000	5.0000000%
Total	$1,000,000,000	100.00%